Exhibit 10.36

                                                               EXECUTION VERSION


                                    AMENDMENT AGREEMENT dated as of May 24, 2004
                           (this "Amendment Agreement"), among THE READER'S DIGEST ASSOCIATION, INC., a Delaware corporation (the "Company"); BOOKS ARE FUN, LTD., QSP, INC., and REIMAN MEDIA GROUP, INC. (the "Borrowing Subsidiaries"); the financial institutions and other entities listed on Schedule I hereto, in their respective capacities as Lenders under the Existing Term Loan Agreement referred to below (the "Original Lenders"); the financial institutions and other entities listed on Schedule II hereto (the "Continuing Lenders" and, together with the Original Lenders, the "Lenders"); and JPMORGAN CHASE BANK, as administrative agent and collateral agent (in such capacities, the "Agent") under the Existing Term Loan Agreement referred to below.

                  WHEREAS, the Company, the Borrowing Subsidiaries, the Original Lenders and the Agent are parties to a Term Loan Agreement dated as of May 20, 2002 (as heretofore amended, the "Existing Term Loan Agreement"); and

                  WHEREAS, the Company and the Borrowing Subsidiaries have requested, and the Continuing Lenders and the Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Term Loan Agreement be amended and restated as provided herein;

                  NOW, THEREFORE, the Company, the Borrowing Subsidiaries, the undersigned Lenders (constituting all the Continuing Lenders and the Required Lenders under and as defined in the Existing Term Loan Agreement) and the Agent hereby agree as follows:

                  SECTION 1. Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Restated Term Loan Agreement referred to below, except that references to "Loans" or "Tranche B Term Loans" under the Existing Term Loan Agreement shall have the meanings assigned to such terms in the Existing Term Loan Agreement.

                  SECTION 2. Effective Date. (a) The transactions provided for in Sections 3 through 9 shall be consummated at a closing (the "Closing") to be held on the Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.

                  (b) The "Effective Date" shall be specified by the Company, and shall be a date not later than June 15, 2004, as of which all the conditions set forth or referred to in Section 7 shall have been satisfied or waived pursuant to Section 10.02 of the Restated Term Loan Agreement. The Company shall give not less than one Business Day's written notice proposing a date as the Effective Date to the Agent, which shall send copies of such notice to the Lenders. This Amendment Agreement shall terminate at

5:00 p.m., New York City time, on June 15, 2004, if the Effective Date shall not have occurred at or prior to such time.

                  SECTION 3. Amendment and Restatement of the Existing Term Loan Agreement; Making and Prepayment of Loans. (a) The Existing Term Loan Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Effective Date, to read in its entirety as set forth in Exhibit A hereto (the "Restated Term Loan Agreement"). From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Term Loan Agreement, shall, unless the context otherwise requires, refer to the Restated Term Loan Agreement, and the term "Credit Agreement", as used in the other Loan Documents, shall mean the Restated Term Loan Agreement.

                  (b) On the Effective Date, (i) the Tranche A Lenders will make the Tranche A Term Loans as provided in the Restated Term Loan Agreement, (ii) the Company will borrow under the Five-Year Credit Agreement and/or make available to the Agent internally generated funds in amounts that, when taken together with the proceeds of the Tranche A Term Loans, are sufficient to enable the Agent to make the prepayments referred to in the following clause (iii), and
(iii) the Agent will apply the proceeds of the Tranche A Term Loans referred to in the preceding clause (i) and the proceeds of borrowings and other amounts referred to in the preceding clause (ii) to prepay Tranche B Term Loans outstanding under the Existing Term Loan Agreement as required in order that the only Tranche B Term Loans remaining outstanding under the Restated Term Loan Agreement will be those listed on Schedule II hereto opposite the names of the Continuing Lenders that are Tranche B Lenders. Notwithstanding anything to the contrary in the Existing Term Loan Agreement or the Restated Term Loan Agreement (including, without limitation, with respect to notices of Borrowing as described in Section 2.03 therein), each Eurodollar Loan outstanding under the Existing Term Loan Agreement will be converted on the Effective Date into a Eurodollar Loan as provided in the Restated Term Loan Agreement; provided that if the Restated Term Loan Agreement shall not become effective in accordance with its terms or such Eurodollar Term Loans shall not be made on the Effective Date, the Borrowers hereby unconditionally agree to reimburse the Continuing Lenders in accordance with Section 2.15 of the Restated Term Loan Agreement . To the extent this Agreement provides for any Continuing Lender to make a Tranche A Term Loan and to receive a prepayment in respect of a Tranche B Term Loan under the Existing Term Loan Agreement on the Effective Date, the amounts owed by and to such Continuing Lender may be netted against one another so that such Continuing Lender shall pay or receive, as the case may be, only the net amount owed.

                  SECTION 4. Delivery of Notes. On or prior to the Effective Date, each Lender holding one or more Notes (as defined in the Existing Term Loan Agreement) shall deliver such Notes to the Agent. Each Lender that fails so to deliver any such Note held by it hereby agrees to indemnify the Company and the Borrowing Subsidiaries for any loss, cost or expense resulting from such failure. Upon the effectiveness of the

Restated Term Loan Agreement, the Agent shall release and deliver such Notes to the Company for cancelation.

                  SECTION 5. Fees and Expenses. On the Effective Date the Borrowers shall pay to the Agent (a) for its own account, all fees and other amounts due and payable to it under any agreement or instrument between it and the Company as of the Effective Date and (b) for the account of each applicable payee, all expenses due and payable on or before the Effective Date, including, without limitation, the reasonable fees and expenses accrued and invoiced through the Effective Date of Cravath, Swaine & Moore LLP, counsel for the Agent.

                  SECTION 6. Payments. (a) Subject to the conditions set forth in Section 7, on the Effective Date, the Borrowers shall pay to the Agent, in the manner required under the Existing Term Loan Agreement, for distribution to the Original Lenders in accordance with the Existing Term Loan Agreement, an amount equal to the sum of (A) all interest accrued under the Existing Term Loan Agreement on the Loans outstanding thereunder through the date immediately preceding the Effective Date and not yet paid and (B) all fees and other amounts accrued under the Existing Term Loan Agreement through the date immediately preceding the Effective Date and not yet paid, in each case whether or not then due under the terms of the Existing Term Loan Agreement;.

                  (b) The Borrowers agree to pay to each Original Lender any breakage costs that may result from the termination pursuant to Section 3(b) of the Interest Periods applicable to the Tranche B Term Loans outstanding under the Existing Term Loan Agreement as provided in Section 2.15 of Existing Term Loan Agreement, and agrees that for purposes of computing amounts due under such Section, such Loans will be deemed to have been prepaid on the Effective Date.

                  SECTION 7. Conditions. The consummation of the transactions set forth in Sections 3 through 6 of this Amendment Agreement shall be subject to the satisfaction of the following conditions precedent:

                  (a) The Agent shall have received, on behalf of itself and the Lenders, favorable written opinion of Clifford H. R. DuPree, Esq., Associate General Counsel of the Company, addressing such matters as the Agent shall reasonably request and in form substance satisfactory to the Agent, in each case dated the Effective Date, addressed to the Agent and the Lenders, and the Company hereby requests such counsel to deliver such opinion.

                  (b) The Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State or comparable official of the state or other jurisdiction of its organization, and, except with respect to jurisdictions that do not issue such certificates for persons organized in the manner of such Loan Party, a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State or other official; (ii) a certificate of the Secretary or

                                                                               4
         Assistant Secretary of each Loan Party dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Company, the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect,
         (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certified copy thereof furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders or the Agent may reasonably request.

                  (c) The representations and warranties set forth in Article IV of the Restated Term Loan Agreement shall be true and correct in all material respects on and as of the Effective Date.

                  (d) The Borrowers shall be in compliance with all the terms and provisions set forth in the Restated Term Loan Agreement and the other Loan Documents on their part to be observed or performed, and at the time of and immediately after the Effective Date, no Event of Default or Default shall have occurred and be continuing.

                  (e) The Collateral and Guarantee Requirement shall be satisfied.

                  (f) The Agent shall have received a certificate, signed by a Financial Officer of the Company, confirming the satisfaction of the conditions set forth in paragraphs (c), (d) and (e) above on and as of the Effective Date, after giving effect to the Transactions occurring on or prior to such date.

                  (g) The Agent shall have received all Fees and other amounts due and payable on or prior to the Effective Date under the Existing Term Loan Agreement or Section 5 or 6 of this Amendment Agreement.

                  Notwithstanding the foregoing, the Restated Term Loan Agreement shall not become effective and the transactions provided for in Sections 3 through 6 shall not occur unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02 of the Restated Term Loan Agreement) at or prior to 5:00 p.m., New York City time, on June 15, 2004 (and, in the event such conditions are not so satisfied or waived, the obligations of the Lenders to complete the transactions provided for herein shall terminate at such time). The Agent shall notify the Company and the Continuing Lenders of the Effective Date, and such notice shall be conclusive and binding.

                  SECTION 8. Effectiveness; Counterparts. This Amendment Agreement shall become effective when copies hereof which, when taken together, bear the signatures of each of the Company, each Borrowing Subsidiary, the Agent, each of the Continuing Lenders and Lenders constituting the Required Lenders under and as defined in the Existing Term Loan Agreement shall have been received by the Agent. This Amendment Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Company, the Borrowing Subsidiaries, the Agent and the Continuing Lenders. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

                  SECTION 9. No Novation. This Amendment Agreement shall not extinguish the Loans outstanding under the Existing Term Loan Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Term Loan Agreement, which shall remain outstanding as modified hereby. Notwithstanding any provision of this Amendment Agreement, the provisions of Sections 2.13, 2.14, 2.15, 2.19, 2.20 and 10.03 of the Existing Term Loan Agreement, as in effect immediately prior to the Effective Date, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effective Date.

                  SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Restated Term Loan Agreement.

                  SECTION 11. Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.03, 10.09 and 10.10 OF THE RESTATED TERM LOAN AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN AND APPLIED, MUTATIS MUTANDIS, TO THE TRANSACTIONS PROVIDED FOR HEREIN.


                           THE READER'S DIGEST ASSOCIATION, INC.,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:

                                                                               6
                           BOOKS ARE FUN, LTD.,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:

                           QSP, INC.,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:

                           REIMAN MEDIA GROUP, INC.,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:



                           JPMORGAN CHASE BANK, individually and as
                           Administrative Agent and Collateral Agent,
                           by:

                           -----------------------------------------------------
                           Name:
                           Title:

                                     SCHEDULES

Schedules

Schedule I           Original Lenders
Schedule II          Continuing Lenders


                                    EXHIBITS

Exhibits

Exhibit A            Restated Term Loan Agreement
Exhibit B            Reaffirmation Agreement

                                                                      SCHEDULE I
                                ORIGINAL LENDERS

                                                                     SCHEDULE II
                               CONTINUING LENDERS

                           To approve the Amendment Agreement:


                           Name of Institution:
                           -----------------------------------------------------
                           by:

                            ----------------------------------------------------
                            Name:
                            Title:

                                          STATUS (check both, if applicable)


                                                            Original Lender
                                                       -----
                                                            Continuing Lender
                                                       -----